February 2008

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

Ticker	CBPO.PK
Price (2/14/08):	$5.18
Market Capitalization:	$102.6M
Revenues (ttm):	$32.5M
Net income (ttm):	$8.0M
Wtd Avg Diluted Shares as of 9/30/07	21.4M
Diluted Earnings Per Share (ttm)	$0.37

Company Overview

- Our Mission: To be the leading provider of plasma-based biopharmaceutical products in China
- Only approved manufacturer of plasma-based biopharmaceutical products in Shandong, China, the second largest province with a population of 93 million
- Plasma-based Human Albumin is used mainly to increase blood volume while Immunoglobulin is used for disease prevention and treatment
- Established in 2002
- Ticker Symbol: CBPO.PK



Revenues
Net Income
($ in Millions)
8.2
0.5
11.6
1.3
22.2
3.8
15.1
3.4
25.4
7.6
2004
2005
2006
9 Months of 2006
9 Months of 2007

EPS	$0.03	$0.07	$0.19	0.17	$0.35

China Biologic Products, Inc.

Investment Highlights

- Rising demand for plasma-based products
- Stringent regulatory requirements, consolidating market creates tight supply conditions
- China Biologic has secured limited raw materials supply
- One of first companies to receive Good Manufacturing Practices (GMP) Certification in China
- Growing portfolio of high-margin products
- Regional expansion opportunities
- Solidly profitable
- Low valuation relative to peers

Principal Products

China Biologic's Products are Essential to Health Care



Human Albumin
plasma protein formed in the liver and accounts for about 60% of protein in blood. Applications include emergency blood loss, burns, volume replacement during and after surgery, improvement of wound healing, albumin-depleting kidney diseases, malignant tumors



General Immunoglobulin
special, concentrated antibody preparations that provide short-term protection against disease. Applications include primary immunoglobulin deficiency and secondary immunoglobulin deficiency



Special Immunoglobulin
special, concentrated antibody preparations that provide short-term protection against disease. Applications include hepatitis B, rabies, and tetanus

High Demand for Products

One of Top 10 Pharmaceutical Products Purchased by Hospitals in China

Product	RMB million	US$ million
Toubaopaitongna Cefoperazone Sodium/ Amoxicillin Sodium	2,732	339
Levofloxacin	2,321	288
Cefuroxime	1,994	247
Ceftazidime	1,620	201
Taxol	1,569	194
Azithromycin	1,471	182
Filgrastim	1,328	165
Thymosin	1,284	159
Human Albumin	**1,266**	**157**
Sodium Chloride	1,260	156

Source: Gousen research report, for 2004

Under Penetrated Market

Plasma Market: China vs. Developed Nations

	PRC (Per million population)	More developed countries (Per million population)	PRC usage as a % of more developed countries
Albumin	55kg	200-300kg	18%-28%
IVIG (Intravenous Immunoglobulin G)	1kg	10kg	10%
Factor VIII	0.1 IU	1 IU	10%

Range of Plasma Products Used

Region	Number of Plasma Products	Human Albumin	Various types of Immunoglobulin	Clotting Factors
China	4-8	75%	20%	5%
More developed countries	10-20	25%	25%	50%

Revenue Breakdown

Product Sales Mix & Product Growth Rates

PRODUCT	% of 2006 Sales	9 Months % of 2007 Sales	2007 Volume Growth Rate
Human Albumin	75.49%	69.3%	23.1%
Human Rabies Immunoglobulin	12.24%	14.8%	104.2%
Human Immunoglobulin for Intravenous Injection	4.35%	6.9%	-13.1%
Human Hepatitis B Immunoglobulin	4.23%	5.5%	127.3%
Human Tetanus Immunoglobulin	3.31%	3.1%	
Human Immunoglobulin	0.27%	0.3%	
Thymopetidum Injection	0.12%	0.1%	

Revenues Breakdown for 9 Mos. of 2007



China Biologic Products, Inc.

Rising Demand and Limited Supply

- Stringent regulatory requirements, only 34 approved manufacturers left in China
- Half are not competitive due to lack of plasma supply, obsolete production facilities, smaller product portfolios
- No. 1 market share is only 15%
- China Biologic ranks 5th
- Only 100 licensed collection stations that have exclusive contracts with biopharmaceutical manufacturers, CBPO has seven
- Import of human plasma-based biopharmaceutical products are prohibited (other than human albumin) due to past outbreaks of AIDS, Mad Cow disease and other blood transmittable diseases

New Mandates Strengthen Market Structure/Drive Consolidation

Stringent Regulation by Government →

- Mandatory reform of blood collection stations
- Heightened safety and hygienic standards
- GMP Certification required for biopharmaceutical manufacturers, including blood collection stations
- Restriction of imported products from international sources
- Limited allowance of new collection stations/No approval of new plasma-based manufacturers

↓ *Produces*

Improved Quality of Collection Stations and Final Plasma Products →

- Total number of manufacturers reduced to 34
- Total number of stations reduced to about 100
- Fragmented market undergoes consolidation
- Collection stations become acquisition targets

↓ *Creates*

Favorable Market Conditions →

- Supply of plasma tightens up
- Pushes price of plasma-based products higher

Stringent Quality Control



- One of first plasma-based manufacturers in China to receive GMP certification (1999)
- Awarded Advanced High-tech Enterprise Certification by the Department of Science and Technology of Shandong Province (2005)
- Awarded Advanced High-tech Enterprise Certification by the Ministry of Science and Technology of PRC (2006)
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007)
- Annual production capacity was 300 tons of plasma in 2007 and will reach 600 tons in mid 2008
- All of our products are covered by product liability insurance for sales in China
- Since founded in 2002, no product liability claims nor legal actions filed by patients due to use of our products

* Source: Management Estimate

Compelling Growth Strategy

- Secure the supply of plasma
- Acquire competitors or other biologic related companies
- Further strengthen research and development capability
- Focus on new products and regional expansion



Securing the Plasma Supply

Securing the plasma supply

- December 2006 – Acquired the assets of five of the six plasma collection stations in Shandong Province
- February and April 2007 – Acquired the assets of two stations in Guangxi Province
- Further acquisition of collection stations driven by reform of ownership of plasma stations

around 280 tons of plasma supply


Shandong
Guangxi

Focus on R&D

On-going R&D Objectives

- Broaden the breadth and depth of our portfolio of plasma-based biopharmaceutical products
- Enhance the yield per unit volume of plasma through new collection techniques
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology for existing products

New Product Pipeline

Product	Status
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	Clinical study approved by SFDA
Human Albumin(12.5g/vial)	Accredited by SFDA-CDE
Human Immunoglobulin (5g/vial) for Intravenous Injection	Accredited by SFDA-CDE
Human Prothrombin Complex Concentrate	Accomplished lab and pre-clinical research Perfected large-scale production procedures Applying for approval of clinical research
Human Coagulation Factor Ⅷ	Accomplished lab study
Human Fibrinogen	In lab stage for study of manufacturing procedures
10% Human Immunoglobulin for Intravenous Injection	About to begin lab study of manufacturing procedures

Product & Geographic Expansion

Increase Customer Penetration and Expand into Other Provinces

- Increase penetration at existing customers with new products
- Expand geographic reach
  - Shandong Province accounts for roughly half of total revenue
  - Continue marketing efforts in Jiangsu, Zhejiang, Henan and Northern China
- Leverage existing sales network
  - 48 employees in marketing and after-sales service department
  - 229 distributors located in 27 provinces and municipalities

Management Profiles

Ms. Siu Ling Chan, Chairwoman of the Board
- Director of Shandong Taibang (Chinese operating subsidiary) since April 2006
- Previously senior management of a number of companies
- Master of Statistics from Xiamen University

Stanley Wong, CEO
- Over 20 years of experience in the fields of auditing, investment, trust settlement, fund administration, credit risk management, in the Greater China Region
- Over 12 years in the field of strategic and corporate management, and internal control
- Bachelor's degree in Accounting from University of Kent in the UK
- Fellow member of ACCA and HK Institute of CPA

Chao Ming Zhao, CFO and Director
- Chief Financial Officer of China operating subsidiary since September 2003
- Over 10 years of experience in finance, accounting and internal control
- Certified Accountant in the PRC and an international registered internal auditor
- MBA in finance from Chinese University of Hong Kong in 2006

Tung Lam, CEO of Shandong Taibang
- Responsible for the operations of Chinese subsidiary
- Previously Vice President of Fujian Province Fei Yue Group in charge of investment management
- Over 20-years managerial experience in engineering, IT products and financial service industries
- Bachelor's degree in Business Administration from Fuzhou University
- EMBA degree from People's University of China in 2006

Financial Highlights

Growing Revenues

CAGR	Revenues
	65%

(USD $ in Thousands)



25,000
20,000
15,000
10,000
5,000
0
8,163
11,559
22,231
15,075
25,442
an increase of 69%
2004
2005
2006
9 Mos. of 2006
9 Mos. of 2007

Note: Revenues of FY 2004 for Shandong Taibang Biological Products Co., Ltd., were translated at RMB7.60 to US$1.00.

Rising Net Income

CAGR	Net Income
	172%

(USD $ in Thousands)



6,000
5,000
4,000
3,000
2,000
1,000
0
515
1,310
3,817
3,383
7,601
an increase of 125%
2004
2005
2006
9 Mos. of 2006
9 Mos. of 2007

EPS	$0.03	$0.07	$0.19	$0.17	$0.35

Note: Net income of FY 2004 for Shandong Taibang Biological Products Co., Ltd., were translated at RMB7.60 to US$1.00.

Income Statement

Consolidated Income Statement ($ in Millions)	Year Ended Dec 31 2005	Year Ended Dec 31 2006	Nine Months Ended Sep 30 2006	Nine Months Ended Sep 30 2007
Revenues	11.6	22.2	15.1	25.4
Gross Profit	5.4	12.6	8.6	17.1
Operating income	2.5	6.2	5.5	11.4
Net income	1.3	3.8	3.4	7.6
Weighted average number of shares				
Diluted	19,234,942	20,235,490	19,831,279	21,434,942
EPS – diluted	$0.07	$0.19	$0.17	$0.35

Balance Sheet

Consolidated Balance Sheets ($ in Millions)	Year Ended Dec 31 2005	 2006	Sep 30 2007
Cash	$0.6	$4.3	$6.1
Total Current Assets	$9.7	$15.5	$18.5
Total Assets	$15.7	$24.5	$34.5
Total Current Liabilities	$12.1	$8.8	$8.9
Total Stockholder's Equity	$0.6	$12.7	$21.1
Total Liabilities & Stockholder's Equity	$15.7	$24.5	$34.5

Peer Valuation

Company	Ticker	Stock Price (2/14/08)	2006 Revenues	Revenue Growth in 2006	2006 EPS	Trailing P/E	Forward P/E (07E)
Hualan Biological Engineering Inc.	002007	$6.76	$46.4 m	-2.3%	$0.05	135.2	112.7
Beijing Tiantan Biological Products Corp. Ltd.	600161	$5.26	$54.5 m	20.5%	$0.05	105.2	131.5
Mean of Above		$5.01	$50.5 m	9.1%	$0.05	120.2	122.1
CSL Ltd.	ASX: CSL.AX	$33.15	$3172 m	11.3%	$0.98	33.8	27.2
China Biologic Products, Inc.	**CBPO**	**$5.18**	**$22.2 m**	**92.3%**	**$0.19**	**27.3**	**13.4***

Note: * We are using $8.3M make good target for 2007 to compute Forward P/E for 07. The 9 month earnings is $7.6M.

Hualan is listed on the Shenzhen Exchange in China.

Beijing Tiantan is listed on the Shanghai Exchange in China.

For more consistency, data of Hualan and Beijing Tiantan is translated at RMB7.60 to US$1.00.

These are the two largest plasma-based pharmaceutical companies in China.

CSL Limited numbers as of June 30, 2007.

Source: Reuters

Investment Highlights Summary

- Rapidly growing demand for plasma-based products
- Under penetrated, consolidating market
- Securing raw materials supply
- High barriers to entry with strict regulatory environment
- Growing portfolio of high- margin products
- Geographic expansion opportunities
- Attractive valuation vs. peers



Contact

China Biologic Products Inc.

Stanley Wong, CEO

No.14 Hushan Road, Tai'an City,
271000 Shandong Province, PRC

Tel: 86 538-6202306

IR@chinabiologic.com

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.Coulson@ccgir.com

February 2008

China Biologic Products, Inc.

Thank You

